BLACKROCK FUNDSSM

BlackRock U.S. Opportunities Portfolio

(the “Fund”)

Supplement dated June 17, 2016

to the Investor and Institutional Shares Prospectus of the Fund, dated January 28, 2016

On May 20, 2016, the Board of Trustees of BlackRock FundsSM (the “Trust”) approved a change to the contractual expense cap of the Fund to a higher level for the Fund’s Institutional Shares. To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Institutional Shares. This change to the contractual expense cap will become effective on October 1, 2016. Accordingly, effective October 1, 2016, the Fund’s Prospectus is amended as follows:

The section entitled “Fund Overview — Key Facts About BlackRock U.S. Opportunities Portfolio — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) and its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 56 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-66 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	[1]	4.50%	[2]	1.00%	[3]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares
Management Fees[4]	0.93%		0.93%		0.93%		0.93%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		None
Other Expenses	0.27%		0.30%		0.24%		0.25%
Total Annual Fund Operating Expenses[5]	1.45%		2.23%		2.17%		1.18%
Fee Waivers and/or Expense Reimbursements[6]	(0.14)%		(0.18)%		(0.12)%		(0.17)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[6]	1.31%		2.05%		2.05%		1.01%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details About the Share Classes — Investor B Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.

[4]	Management Fees have been restated to reflect current fees.

[5]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Management Fees to reflect current fees.

[6]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 72, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 1.31% (for Investor A Shares), 2.05% (for Investor B and Investor C Shares) and 1.01% (for Institutional Shares) through January 31, 2017. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$651	$947	$1,263	$2,158
Investor B Shares	$658	$1,030	$1,378	$2,354
Investor C Shares	$308	$668	$1,153	$2,494
Institutional Shares	$103	$358	$633	$1,417

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$208	$680	$1,178	$2,354
Investor C Shares	$208	$668	$1,153	$2,494

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

The third paragraph of the section entitled “Management of the Funds — BlackRock — U.S. Opportunities Total Annual Management Fee” is deleted in its entirety and replaced with the following:

With respect to U.S. Opportunities, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A	1.31%
Investor B	2.05%
Investor C	2.05%
Institutional	1.01%

[1]	The contractual caps are in effect through January 31, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets.

Shareholders should retain this Supplement for future reference.

PRO-OPP-0616SUP

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